UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 25, 2019

Talend S.A.

(Exact name of registrant as specified in its charter)

France	001-37825	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9, rue Pages, 92150 Suresnes, France

(Address of principal executive offices, including zip code)

+33 (0) 1 46 25 06 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.08 per share	TLND	The NASDAQ Stock Market LLC
Ordinary shares, nominal value €0.08 per share*		The NASDAQ Stock Market LLC*

*  Not for trading, but only in connection with the listing of the American Depositary Shares on The NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03.AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 25, 2019, the shareholders of Talend S.A. (the “Company”) approved the amended and restated By-laws of the Company (the “By-laws”), effective immediately. Article 20 of the By-laws has been amended to increase the quorum requirement required for shareholders' meetings from one fifth of the voting shares to 33 1/3 of the voting shares. The foregoing description is qualified in its entirety by the By-laws, the English translation of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07.SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its Annual Combined General Meeting of shareholders (the “Annual Meeting”) on June 25, 2019. The matters voted upon at the Annual Meeting and the voting results for each proposal are set forth below.

American Depositary Shares representing 22,178,279 ordinary shares of the Company and 68,648 ordinary shares, together representing 22,246,927 ordinary shares in total (72.8% of the ordinary shares outstanding as of the record date), were voted at the Annual Meeting.  Brokers were not permitted to exercise discretion with respect to any matter; accordingly, there were no broker non-votes with respect to any matter.

Proposal 1: To renew the term of office of Mr. Michael Tuchen

For	Against	Abstain
22,106,167	140,760	0

Mr. Tuchen was elected to serve as a director until the 2022 Annual General Meeting of shareholders and until his successor is duly elected and qualified, subject to earlier death, resignation or removal.

Proposal 2: To renew the term of office of Mr. John Brennan

For	Against	Abstain
22,100,082	146,845	0

Mr. Brennan was elected to serve as a director until the 2022 Annual General Meeting of shareholders and until his successor is duly elected and qualified, subject to earlier death, resignation or removal.

Proposal 3: To renew the term of office of Mr. Thierry Sommelet

For	Against	Abstain
17,224,692	5,022,235	0

Mr. Sommelet was elected to serve as a director until the 2022 Annual General Meeting of shareholders and until his successor is duly elected and qualified, subject to earlier death, resignation or removal.

Proposal 4: To renew the term of office of Mr. Steve Singh

For	Against	Abstain
22,008,318	238,609	0

Mr. Singh was elected to serve as a director until the 2022 Annual General Meeting of shareholders and until his successor is duly elected and qualified, subject to earlier death, resignation or removal.

Proposal 5: To renew the term of office of Ms. Nora Denzel

For	Against	Abstain
22,013,999	232,928	0

Ms. Denzel was elected to serve as a director until the 2022 Annual General Meeting of shareholders and until her successor is duly elected and qualified, subject to earlier death, resignation or removal.

Proposal 6: To approve, on an advisory basis, the compensation of the Company’s named executive officers

For	Against	Abstain
21,711,234	535,693	0

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Proposal 7: To recommend, on an advisory basis, to hold an advisory vote to approve the compensation for the named executive officers of the Company every year

For	Against	Abstain
21,868,807	378,120	0

Based on the votes set forth above, the shareholders advised that they were in favor of holding an advisory vote to approve the compensation for the named executive officers of the Company every year. In accordance with the voting results for this proposal and the recommendation of the Company’s board of directors (the “Board of Directors”),  the Company will hold future advisory votes on the compensation of the Company’s named executive officers every year. The next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2025 annual combined general meeting of shareholders.

Proposal 8: To recommend, on an advisory basis, to hold an advisory vote to approve the compensation for the named executive officers of the Company every two years

For	Against	Abstain
1,303,836	20,943,091	0

Based on the votes set forth above, the shareholders advised that they were against holding an advisory vote to approve the compensation for the named executive officers of the Company every two years.

Proposal 9: To recommend, on an advisory basis, to hold an advisory vote to approve the compensation for the named executive officers of the Company every three years

For	Against	Abstain
1,296,600	20,950,327	0

Based on the votes set forth above, the shareholders advised that they were against holding an advisory vote to approve the compensation for the named executive officers of the Company every three years.

Proposal 10: To approve the statutory financial statements for the year ended December 31, 2018; discharge of directors and statutory auditors

For	Against	Abstain
20,509,473	1,737,454	0

The shareholders approved the Company’s statutory financial statements for the year ended December 31, 2018 and granted discharge to the Company’s directors and statutory auditors for the exercise of their respective duties over the course of the past fiscal year.

Proposal 11: To allocate earnings for the year ended December 31, 2018

For	Against	Abstain
22,218,810	28,117	0

The shareholders approved the allocation of earnings for the year ended December 31, 2018.

Proposal 12: To approve the consolidated financial statements for the year ended December 31, 2018

For	Against	Abstain
22,219,385	27,542	0

The shareholders approved the consolidated financial statements for the year ended December 31, 2018.

Proposal 13: To review the agreements described under articles L. 225-38 et seq. of the French Commercial Code

For	Against	Abstain
22,209,602	37,325	0

The shareholders approved the agreements described under articles L. 225-38 et seq. of the French Commercial Code.

Proposal 14: To amend the quorum requirements for meetings of the shareholders—corresponding amendment to Article 20 of the By-laws

For	Against	Abstain
22,199,833	47,094	0

The shareholders approved the amendment of the quorum requirements for meetings of shareholders and the corresponding amendment to Article 20 of the By-laws.

Proposal 15: To delegate authority to the Board of Directors to increase the Company's share capital by issuing ordinary shares, or any securities granting access to the Company's share capital, while preserving shareholders' preferential subscription rights

For	Against	Abstain
22,094,946	151,981	0

The shareholders approved the delegation of authority to the Board of Directors to increase the Company's share capital by issuing ordinary shares, or any securities granting access to the Company's share capital, while preserving shareholders' preferential subscription rights.

Proposal 16: To delegate authority to the Board of Directors to increase the Company's share capital by issuing ordinary shares, or any securities granting access to the Company's share capital, through a public offering, with waiver of shareholders' preferential subscription rights

For	Against	Abstain
15,030,806	7,216,121	0

The shareholders approved the delegation of authority to the Board of Directors to increase the Company's share capital by issuing ordinary shares, or any securities granting access to the Company's share capital, through a public offering, with waiver of shareholders' preferential subscription rights.

Proposal 17: To delegate authority to the Board of Directors to increase the Company's share capital by issuing ordinary shares, or any securities granting access to the Company's share capital, in the context of a private placement, with waiver of shareholders' preferential subscription rights

For	Against	Abstain
15,029,847	7,217,080	0

The shareholders approved the delegation of authority to the Board of Directors to increase the Company's share capital by issuing ordinary shares, or any securities granting access to the Company's share capital, in the context of a private placement, with waiver of shareholders' preferential subscription rights.

Proposal 18: To delegate authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegations in Proposal Nos. 15 to 17 above, with or without shareholders' preferential subscription rights

For	Against	Abstain
15,029,397	7,217,530	0

The shareholders approved the delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegations in Proposal Nos. 15 to 17 above, with or without shareholders' preferential subscription rights.

Proposal 19: To approve the overall limits on the amount of ordinary shares to be issued pursuant to the delegations in Proposal Nos. 15 to 18 above

For	Against	Abstain
21,268,521	978,406	0

The shareholders approved the overall limits on the amount of ordinary shares to be issued pursuant to the delegations in Proposal Nos. 15 to 18 above.

Proposal 20: To delegate authority to the Board of Directors to carry out the free allocation of existing shares or newly issued shares to employees of the Company or companies in the group and/or to certain corporate officers of the Company, in accordance with the provisions of articles L. 225-197-1 et seq. of the French Commercial Code

For	Against	Abstain
15,710,602	6,536,325	0

The shareholders approved the delegation of authority to the Board of Directors to carry out the free allocation of existing shares or newly issued shares to employees of the Company or companies in the group and/or to certain corporate officers of the Company, in accordance with the provisions of articles L. 225-197-1 et seq. of the French Commercial Code.

Proposal 21: To delegate authority to the Board of Directors to issue ordinary share purchase warrants with waiver of shareholders' preferential subscription rights in favor of a category of persons meeting certain determined criteria

For	Against	Abstain
17,063,989	5,182,938	0

The shareholders approved the delegation of authority to the Board of Directors to issue ordinary share purchase warrants with waiver of shareholders' preferential subscription rights in favor of a category of persons meeting certain determined criteria.

Proposal 22: To limit the amount of issues under Proposal Nos. 20 and 21

For	Against	Abstain
22,058,459	188,468	0

The shareholders approved limiting the amount of issues under Proposal Nos. 20 and 21.

Proposal 23: To delegate authority to the Board of Directors to increase the share capital for the issuance of shares of the Company to participants in a company savings plan established in accordance with article L. 3332-1 et seq. of the French Labor Code

For	Against	Abstain
21,337,845	909,082	0

The shareholders approved the delegation of authority to the Board of Directors to increase the share capital for the issuance of shares of the Company to participants in a company savings plan established in accordance with article L. 3332-1 et seq. of the French Labor Code.

Proposal 24: To delegate authority to the Board of Directors to increase the share capital for the issuance of Company shares with waiver of shareholders' preferential subscription rights in favor of a first category of persons meeting certain determined criteria

For	Against	Abstain
21,445,677	801,250	0

The shareholders approved the delegation of  authority to the Board of Directors to increase the share capital for the issuance of Company shares with waiver of shareholders' preferential subscription rights in favor of a first category of persons meeting certain determined criteria.

Proposal 25: To delegate authority to the Board of Directors to increase the share capital for the issuance of Company shares with waiver of shareholders' preferential subscription right in favor of a second category of persons meeting certain determined criteria

For	Against	Abstain
21,445,037	801,890	0

The shareholders approved the delegation of authority to the Board of Directors to increase the share capital for the issuance of Company shares with waiver of shareholders' preferential subscription right in favor of a second category of persons meeting certain determined criteria.

Proposal 26: To limit the amount of the issuances implemented under Proposal Nos. 23, 24 and 25

For	Against	Abstain
22,191,090	55,837	0

The shareholders approved limiting the amount of the issuances implemented under Proposal Nos. 23, 24 and 25.

ITEM 9.01.FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit:Ex_3.1 - Exhibit:Ex_3.1
3.1	Amended and Restated By-laws (status) of Talend S.A. (English Translation), effective as of June 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talend S.A.

By:	/s/ Aaron Ross
Aaron Ross
General Counsel

Date:  June 26,  2019